Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

Sunbit, Inc.

10940 Wilshire Blvd.

Los Angeles, California 90024

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Sunbit, Inc. (the “Company,” as the engaging party), and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Atlas SP Securities, a division of Apollo Global Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of the collateral assets which may be included in the potential issuance of asset-backed notes collateralized by consumer loans issued by Sunbit Asset Securitization Trust 2025-1 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the Transaction and the accuracy of certain attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 300 consumer loans, which the Company instructed us to select randomly from a loan listing tape titled “Sunbit ABS Statistical Pool as of 2025_05_31 - Loan IDs for AUP Sampling.xlsx” containing the identifiers of 384,389 Consumer Loans provided to us by the Company, which the Company represents is as of May 31, 2025 (the “Preliminary Loan Listing”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

www.pwc.com	PricewaterhouseCoopers LLP 601 South Figueroa Street, Los Angeles, CA 90017 T: (213)-356-6000

Report of Independent Accountants on Applying Agreed-Upon Procedures Sunbit Asset Securitization Trust 2025-1 June 26, 2025 Page 2 of 4

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•

The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool for the Transaction based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

The procedures performed and results thereof are as follows. In performing this engagement, we received one or more preliminary Transaction documents and performed certain procedures as set forth below. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary Transaction documents based on such communicated differences, where they determined it to be appropriate. We performed these procedures on the final Transaction documents, and the results of those procedures are as follows.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to May 31, 2025.

•

The phrase “Loan Data Tape” refers to a detailed Excel listing of 384,389 Consumer Loans provided to us, which management of the Issuer represented as containing all Loans expected to be included in the Transaction and which includes certain attributes related to each Loan in the Transaction as of the Cut-off Date.

•

The phrase “Sample Loans” refers to a sample of 300 Loans, which were randomly selected by PwC from the Preliminary Loan Listing (as defined above) provided by the Issuer. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Loan Data Tape (as defined below) based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures Sunbit Asset Securitization Trust 2025-1 June 26, 2025 Page 3 of 4

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Loans:

•

“Loan Contract”, which refers to an Installment Loan Agreement, Modification Agreement, as applicable, or any other file or collection of documentation in Issuer systems, which we were instructed to use by representatives of the Company in performing the procedures enumerated below. Our comparisons with respect to the Sample Loans were made using electronic versions of each Loan Contract.

•	“Servicer System File”, which refers to an Excel data file provided by the Issuer from their servicing system as of May 31, 2025.

II.	Procedures to be Performed

We performed the following agreed-upon procedures on the Sample Loans included in the Loan Data Tape and reported any findings therefrom. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

1.

For each Sample Loan, we compared the following attributes specified in the table below (“Attributes”), as set forth in the Loan Data Tape, to the corresponding information contained in the document as identified in the “Source” column and noted no exceptions.

#	Attribute	Field name on Loan Data Tape	Source

1	Loan Number	loan_id	Installment Loan Agreement

2	Origination Date	origination_date	Installment Loan Agreement

3	Original Principal Balance	financed_amnt	Installment Loan Agreement

4	Maturity Date	maturity_date	Installment Loan Agreement

5	Loan Term	Term	Installment Loan Agreement

6	State of Residence	customer_state	Installment Loan Agreement

7	Borrower Rate	interest_rate	Servicer System File

8	Parent Merchant ID	retailer_id	Servicer System File

9	Scheduled Monthly Payment Amount	scheduled_payment_amnt	Servicer System File

10	Current Principal Balance	outstanding_principal_balance	Servicer System File

11	Age (months)	seasoned_months	Servicer System File

12	Original FICO	vantage_score	Servicer System File

13	Risk Grade	sunbit_score_tier	Servicer System File

14	Number of Days Delinquent	days_past_due	Servicer System File

15	Annual Percentage Rate	apr	Installment Loan Agreement

With respect to the comparison of Risk Grade, prefix information in the Loan Data Tape was disregarded.

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2.

For each Sample Loan, we observed if the Loan Contract contains an electronic signature labeled as the borrower’s signature and noted no exceptions. We made no comments as to the authenticity or validity of the signature as part of these procedures.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction and the accuracy of certain attributes of the collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

June 26, 2025